Exhibit 10.18

                           BUSINESS MANAGER AGREEMENT
                           --------------------------

                                  INTRODUCTION
                                  ------------

                  THIS BUSINESS MANAGER AGREEMENT, dated as of July 8, 1999 (as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein, this "Agreement"), is by and between SPAR INFOTECH, INC., a Nevada corporation currently having an address at 303 South Broadway, Suite 140, Tarrytown, New York 10591 ("Infotech"), SPAR MARKETING FORCE, INC., a Nevada corporation currently having an address at 303 South Broadway, Suite 140, Tarrytown, New York 10591 ("Marketing Force"), and SPAR MARKETING SERVICES, INC., a Nevada corporation currently having an address at 303 South Broadway, Suite 140, Tarrytown, New York 10591 ("SMS"). The above entities are sometimes referred to herein individually as a "Party" and collectively as the "Parties".

                                    RECITALS
                                    --------

                  The efforts of the Parties prior to the date of this Agreement resulted in the creation of certain Confidential Information, Software and Program Documentation (collectively referred to herein as the "Joint Works"). The Parties have determined that it is in their best interests to resolve any existing or potential disputes concerning their respective rights in the Joint Works, all upon the terms and provisions and subject to the conditions set forth in this Agreement.

                                    AGREEMENT
                                    ---------

                  In consideration of the foregoing, the mutual covenants and agreements hereinafter set forth, and other good and valuable consideration (the receipt and adequacy of which is hereby acknowledged by the Parties), the Parties hereto hereby agree as follows:

                  Section 1. DEFINITIONS. Each use in this Agreement of a neuter pronoun shall be deemed to include references to the masculine and feminine variations thereof, and vice versa, and a singular pronoun shall be deemed to include a reference to the plural variation thereof, and vice versa, in each case as the context may permit or require. As used in this Agreement, the following capitalized terms and non-capitalized words and phrases shall have the meanings respectively assigned to them below, which meanings shall be applicable equally to the singular and plural forms of the terms so defined:

                  (a) "Business Competitive With Infotech" shall mean any substantial business activity in collecting, analyzing and/or disseminating scanner data, ex-factory shipment data and/or other similar information.

                  (b) "Business Competitive With Marketing Force" shall mean any substantial business activity conducted by any person that is competitive with any substantial business activity conducted by any SPAR Company or PIA Company at the Merger Effective Time (whether or not such person's activity is actually conducted in competition with any SPAR Company or PIA Company), excluding, however, any Business Competitive With Infotech (whether or not so conducted by any SPAR Company or PIA Company).

                  (c)  "Confidential  Information"  includes  all field and file definitions and source code relating to the Software and the Program Documentation (as each are hereinafter defined), including (without limitation) the designs, methods, layouts, processing procedures, programming techniques used or employed by the Parties, including combinations thereof, in conjunction therewith, and encompass interactive data entry, file handling, report generation and all other aspects of operation.

                  (d) "Merger Effective Time" shall mean the "Effective Time" under (and as defined in) the Agreement and Plan of Merger dated as of February 28, 1999, among the SPAR Companies and the PIA Companies (which is the time the merger thereunder takes effect and the


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SPAR Companies and PIA Companies come under common control),  as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided therein.

                  (e) "PIA Company" and "PIA Companies" shall respectively mean any one or more of PIA MERCHANDISING SERVICES, INC., a Delaware corporation, SG ACQUISITION, INC., a Nevada corporation (which is merging into SPAR Acquisition, Inc.), PIA MERCHANDISING CO., INC., a California corporation, and their respective subsidiaries as of the Merger Effective Time.

                  (f) "Program Documentation" means the user manuals, handbooks and other written materials relating to the Software, and any subsequent updates or revisions to such scheduling software.

                  (g) "Representative" of any Party shall mean any of its directors, officers, employees, attorneys, heirs, executors, administrators, or agents, any of such Party's sublicensees, affiliates, successors and assigns, or any of their respective directors, officers, employees, attorneys, heirs, executors, administrators, or agents.

                  (h) "Software" means the application software program(s) respecting the "Business Manager" Internet scheduling software consisting of executable object code programs for such scheduling software and related screen formats programmed to operate on the systems of the Parties, and any subsequent updates or revisions to such scheduling software.

                  (i) "SPAR Company" and "SPAR Companies" shall respectively mean any one or more of SPAR ACQUISITION, INC., a Nevada corporation, SPAR MARKETING, INC., a Delaware corporation, SPAR MARKETING, INC., a Nevada corporation, SPAR MARKETING FORCE, INC., a Nevada corporation, SPAR, INC., a Nevada corporation, SPAR/BURGOYNE RETAIL SERVICES, INC., an Ohio corporation, SPAR INCENTIVE MARKETING, INC., a Delaware corporation, SPAR MCI PERFORMANCE GROUP, INC., a Delaware corporation, and SPAR TRADEMARKS, INC., a Nevada corporation.

                  Section 2. THE JOINT WORKS; FUTURE DEVELOPMENT; SUBLICENSES; LIMITS ON USE.


                  (a) The Parties as Co-Owners of the Joint Works. In consideration for the promises made to it under this Agreement, each Party hereby grants and conveys to the other any and all right, title and interest in and to the Joint Works that it may have as may be required to render any other Party a co-owner of the Joint Works. Each party hereby acknowledges and agrees that each party is now and at all times has been a co-owner of all right, title and interest in and to the Joint Works, including (without limitation), the United States and international copyright interests therein, and any and all moral rights in the Joint Works recognized by applicable law, such that the Parties each has and shall each continue to have, for any and all purposes, the right to transfer, develop, license, control and otherwise exploit the Joint Works, in whole or in any part, as each of them may see fit, in any and all media subject to the terms and conditions set forth in this Agreement. Each party covenants and agrees that it shall in all future publications of the Joint Works, refer to its author as "SPAR Infotech, Inc., SPAR Marketing Force, Inc. and SPAR Marketing Services, Inc." and state its copyright as "(C) [Date of Publication] SPAR Infotech, Inc., SPAR Marketing Force, Inc. and SPAR Marketing Services, Inc." "All rights reserved."

                  (b)  Waiver  of  Claims  and  Rights  of   Participation   and
Accounting. Each of the Parties hereby knowingly and intentionally waives whatever claims it may now have or may ever have against the other Parties and their respective Representatives for any claim related to rights of exploitation of the Joint Works, including (without limitation) claims for authorship or copyright infringement. Each of the Parties knowingly and intentionally waives any and all claims or rights that it may have or may ever have against the other Parties and their respective Representatives for


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any right of  participation  in, or accounting  for, the revenues that the other party may derive from its use or exploitation of the Joint Works, in whole or in part, without limitation.

                  (c) Future Development. The Parties acknowledge and agree that any Party may engage any other Party from time to time to provide programming services, system work and other assistance in developing, revising and improving the Software and/or the Program Documentation, which shall be deemed and construed to be for the benefit of all of the Parties. The Parties agree that their respective contributions to all such improvements, revisions and developments shall be included within the scope of the term "Software" and the term "Program Documentation," respectively, as such terms are used in this Agreement and shall not be the sole property of any Party hereto.

                  (d) Sublicenses. Each Party from time to time may add one or more subsidiaries or affiliates (but only those under common ownership and control with the Parties) as a sublicensee under this Agreement (each a "Sublicensee" and collectively "Sublicensees"). Each Sublicensee hereby assumes and agrees to be bound by the terms, provisions and conditions as set forth in this Agreement as if it were a "Party" hereunder. In the event the control or ownership of any Sublicensee, its business or substantially all of its assets are sold or transferred so that such Sublicensee, business or assets cease to be under common ownership and control with the sublicensing Party, such subsidiary or affiliate shall automatically cease to be a Sublicensee hereunder from and after such sale or transfer, without, however, relieving or otherwise affecting any of the obligations of such former Sublicensees with respect to its obligations with respect to actions or events arising prior to such sale or transfer.

                  (e) Certain Limits on Use by Parties. Neither Infotech nor any of its Sublicensees shall use the Software or the Program Documentation in any material respect in any Business Competitive With Marketing Force; and neither Marketing Force nor SMS nor any of their respective Sublicensees shall use the Software or the Program Documentation in any material respect in any Business Competitive With Infotech. The Parties acknowledge and agree that such limitation shall not preclude any Party or its Sublicensees from using the Software and the Program Documentation for any other purpose whatsoever (subject to the licensing limitations of Section 5 hereof).

                  (f) No Unpermitted Users. No Party shall cause, suffer or permit any of its affiliates or cause or enable any other person to use the Software or the Program Documentation in any material respect unless such person is a permitted Licensee or Sublicensee hereunder.

                  Section  3.  TERM.  The  term  of  this  Agreement   shall  be
perpetual.

                  Section 4. MUTUAL EXCULPATION AND RELEASE. No Party nor any of its Representatives shall incur any liability to any other Party or any of its Representatives for any acts or omissions arising out of or related directly or indirectly to any of the Software, Program Documentation or Confidential Information, any license, use or application thereof, or any claims or actions (including, without limitation, claims for malfunction or infringement) and any resulting losses or expenses with respect thereto of any Party or any of their respective Representatives of any kind or nature whatsoever, whether known or unknown, in law or equity or otherwise; and each Party (on behalf of itself and each of its Representatives) hereby expressly waives any and all such claims, actions, losses and expenses against each of the releasing Party and its Representatives ever had, now have or hereafter can, shall or may have, against the each other Party and its Representatives by reason of any matter, cause or thing whatsoever from the beginning to the end of the world; provided, however, that the foregoing release shall not apply to the Parties' respective obligations set forth in this Agreement.

                  Section 5. THIRD PARTY LICENSING.. Subject to the terms and conditions herein contained, each Party (but not its Sublicensees) may grant licenses to make, use or sell the

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Software and Program  Documentation  (a  "License") to one or more third parties
(each a "Licensee" and collectively "Licensees") on such terms and conditions as such Party may elect, provided, however, that (a) Infotech shall not grant any License to make, use or sell the Software or the Program Documentation to any Licensee whose business is a Business Competitive With Marketing Force; and (b) neither Marketing Force nor SMS shall grant any License to make, use or sell the Software or the Program Documentation to any Licensee whose business is a Business Competitive With Infotech.

                  Section 6. REPRESENTATIONS AND WARRANTIES RESPECTING THE PARTIES. Each Party represents and warrants to the each of the other Parties that, as of the date hereof that: (a) such Party is a corporation duly incorporated, validly existing and in good standing under the laws its state of incorporation; (b) such Party has the legal capacity, power, authority and unrestricted right to execute and deliver this Agreement and to perform all of its obligations hereunder; (c) the execution and delivery by such Party of this Agreement and the performance by such Party of all of its obligations hereunder will not violate or be in conflict with any term or provision of (i) any applicable law, (ii) any judgment, order, writ, injunction, decree or consent of any court or other judicial authority applicable to such Party or any material part of such Party's assets and properties, (iii) any of its organizational documents, or (iv) any material agreement or document to which such Party is a party or subject or that applies to any material part of such Party's assets and properties; (d) no consent, approval or authorization of, or registration, declaration or filing with, any governmental authority or other person is required as a condition precedent, concurrent or subsequent to or in connection with the due and valid execution, delivery and performance by such Party of this Agreement or the legality, validity, binding effect or enforceability of any of the terms and provisions of this Agreement; and (e) this Agreement is a legal, valid and binding obligation of such Party, enforceable against such Party in accordance with its terms and provisions.

                  Section 7. RELATIONSHIP AMONG THE PARTIES. No term or provision of this Agreement is intended to create, nor shall any such term or provision be deemed or construed to have created, any employment, joint venture, partnership, trust, agency or other fiduciary relationship between the Parties and no Party shall be considered as an employee, joint venturer, partner, trustee, agent or other representative for or of any other Party. No Party shall not be entitled or have any power or authority to bind or obligate any other Party in any manner whatsoever or to hold itself out as an employee, joint venturer, partner, trustee, agent or other representative of any other Party.

                  Section 8. WAIVER OF JURY TRIAL. In any action, suit or proceeding in any jurisdiction brought against any Party by any other Party, each Party hereby irrevocably waives trial by jury.

                  Section 9. CONSENT TO NEW YORK JURISDICTION AND VENUE, ETC. Each Party hereby consents and agrees that the Supreme Court of the State of New York for the County of Westchester and the United States District Court for the Southern District of New York each shall have personal jurisdiction and proper venue with respect to any dispute between the Parties; provided that the foregoing consent shall not deprive any Party of the right in its discretion to voluntarily commence or participate in any other forum having jurisdiction and venue. In any dispute, no Party will raise, and each Party hereby expressly and irrevocably waives, any objection or defense to any such jurisdiction as an inconvenient forum.

                  Section 10. NOTICES. Except as otherwise expressly provided, any notice, request, demand or other communication permitted or required to be given under this Agreement shall be in writing, shall be sent by one of the following means to the addressee at the address set forth above (or at such other address as shall be designated hereunder by notice to the other parties and persons receiving copies, effective upon actual receipt) and shall be deemed conclusively to have been given: (i) on the first business day following the day timely deposited with Federal

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Express  (or other  equivalent  national  overnight  courier)  or United  States
Express Mail, with the cost of delivery prepaid or for the account of the sender; (ii) on the fifth business day following the day duly sent by certified or registered United States mail, postage prepaid and return receipt requested; or (iii) when otherwise actually received by the addressee on a business day (or on the next business day if received after the close of normal business hours or on any non-business day).

                  Section 11. FURTHER ASSURANCES. Each Party agrees to do such further acts and things and to execute and deliver such statements, assignments, agreements, instruments and other documents as the other Party from time to time reasonably may request in order to effectuate the purpose and the terms and provisions of this Agreement, each in such form and substance as may be acceptable to the Parties. Without limiting the generality of the foregoing, each Party hereto will provide each other Party hereto, at such other Party's request and expense, with copies of the source or object code version of the Software and any and all related documentation to enable such requesting Party to develop and enhance the Software and the Program Documentation.

                  Section 12. INTERPRETATION, HEADINGS, SEVERABILITY, ETC. The Parties acknowledge and agree that the terms and provisions of this Agreement have been negotiated, shall be construed fairly as to all parties hereto, and shall not be construed in favor of or against any party. The section headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement. In the event that any term or provision of this Agreement (other than Section 1 hereof) shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by a governmental authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability (a) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted or reduced pursuant to the next sentence, as applicable, or (b) by or before any other authority of any of the terms and provisions of this Agreement. If any term or provision of this Agreement is held to be unenforceable because of the scope or duration of any such provision, the Parties agree that any court making such determination shall have the power, and is hereby requested, to reduce the scope or duration of such term or provision to the maximum permissible under applicable law so that said term or provision shall be enforceable in such reduced form.

                  Section 13. SUCCESSORS AND ASSIGNS; ASSIGNMENT; INTENDED BENEFICIARIES. Whenever in this Agreement reference is made to any person, such reference shall be deemed to include the successors, assigns, heirs and legal representatives of such person, and, without limiting the generality of the foregoing, all representations, warranties, covenants and other agreements made by or on behalf of any Party in this Agreement shall inure to the benefit of the successors, assigns, heirs and legal representatives of each other Party; provided, however, that nothing herein shall be deemed to authorize or permit any Party to assign any of its rights or obligations under this Agreement to any other person, and each Party covenants and agrees that it shall not make any such assignment, except as otherwise provided in Section 5 hereof or with the prior written consent of the other Parties. The representations, warranties and other terms and provisions of this Agreement are for the exclusive benefit of the Parties hereto, and, except as otherwise expressly provided herein, no other person (including creditors of any party hereto) shall have any right or claim against any Party by reason of any of those terms and provisions or be entitled to enforce any of those terms and provisions against any Party.

                  Section 14. NO WAIVER BY ACTION, ETC. Any waiver or consent respecting any representation, warranty, covenant or other term or provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given and shall not be deemed, regardless of frequency given, to be a further or continuing waiver or consent. The failure or delay of a Party at any time or times to require performance of, or to exercise its rights with respect to, any representation, warranty, covenant or other term or provision of this Agreement in

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no manner (except as otherwise expressly provided herein) shall affect its right at a later time to enforce any such provision. No notice to or demand on any Party in any case shall entitle such Party to any other or further notice or demand in the same, similar or other circumstances. All rights, powers, privileges, remedies and other interests of each Party hereunder are cumulative and not alternatives, and they are in addition to and shall not limit (except as otherwise expressly provided herein) any other right, power, privilege, remedy or other interest of such Party under this Agreement or applicable law.

                  Section 15. COUNTERPARTS; NEW YORK GOVERNING LAW; AMENDMENTS; ENTIRE AGREEMENT. This Agreement shall be effective as of the date first written above when executed by all of the Parties. This Agreement may have been executed in two or more counterpart copies of the entire document or of signature pages to the document, each of which may be executed by one or more of the Parties hereto, but all of which, when taken together, shall constitute a single agreement binding upon all of the Parties hereto. This Agreement shall be governed by and construed in accordance with the applicable laws pertaining in the State of New York (other than those that would defer to the substantive laws of another jurisdiction). Each and every modification and amendment of this Agreement shall be in writing and signed by all of the Parties, and each and every waiver of, or consent to any departure from, any representation, warranty, covenant or other term or provision of this Agreement shall be in writing and signed by each affected Party. This Agreement contains the entire agreement of the parties and supersedes all prior and other representations, agreements and understandings (oral or otherwise) between the parties with respect to the matters contained herein.


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                 [Signature Page to Business Manager Agreement]

                  IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the date first above written.

                                      SPAR INFOTECH, INC.

                                      By:/s/ Robert G. Brown
                                         -----------------------------
                                             Robert G. Brown
                                             Chief Executive Officer


                                      SPAR MARKETING FORCE, INC.

                                      By:/s/ Robert G. Brown
                                         -----------------------------
                                             Robert G. Brown
                                             Chief Executive Officer

                                      SPAR MARKETING SERVICES, INC.

                                      By: /s/ Robert G. Brown
                                         -----------------------------
                                              Robert G. Brown
                                              Chief Executive Officer


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